OPPPENHEIMER GLOBAL FUND

Supplement dated June 15, 2001 to the Prospectus dated January 19, 2001 The Prospectus is changed as follows: 1. The Prospectus Supplement dated March 1, 2001 is withdrawn. 2. The section titled "Shareholder Fees" on page 7 is deleted and replaced with the following:

Shareholder Fees (charges paid directly from your investment):

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                        Class A     Class B   Class C    Class N     Class Y
                         Shares     Shares     Shares    Shares      Shares
                        -------------------------------------------
 -----------------------                                           ------------
 Maximum Sales Charge
 (Load) on purchases      5.75%      None       None      None        None
 (as % of offering
 price)
 ------------------------------------------------------------------
                        -------------------------------------------------------
 Maximum Deferred
 Sales Charge (Load)
 (as % of the lower of    None1       5%2       1%3        1%4        None
 the original offering
 price or redemption
 proceeds)
 -----------------------                                           ------------
                        -------------------------------------------
 Redemption Fee (as a
 percentage of total      2.00%      2.00%     2.00%      2.00%       2.00%
 redemption proceeds)5

 ------------------------------------------------------------------------------

  1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" for details.
  2. Applies to redemptions in first year after purchase. The contingent deferred sales charge declines to 1% in the sixth year and is eliminated after that.
  3. Applies to shares redeemed within 12 months of purchase.
  4. Applies to shares redeemed within 18 months of retirement plan's first purchase.
  5. Effective September 1, 2001, the redemption fee will apply to the proceeds of Fund shares that are redeemed (either by selling or exchanging to another
  Oppenheimer fund) within 30 days of their purchase.  See "How to Sell Shares"
  for more information on when the redemption fee will apply.
(continued)
3.	The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the paragraph “Class N Shares” under the heading “What Classes of Shares Does the Fund Offer?” on page 14:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

4. The following paragraph is added after "Can You Reduce Class A Sales Charges?" on page 18:
Purchases by Certain Retirement Plans. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds by retirement plans that have $10 million or more in plan assets and that have entered into a special agreement with the Distributor. The Distributor pays dealers of record concessions in an amount equal to 0.25% of purchases by those retirement plans. That concession will not be paid on purchases of shares by a retirement plan made with the proceeds of the redemption of Class N shares of one or more Oppenheimer funds held by the plan for more than eighteen (18) months.

5.	The following sentence is added before the sentence “Non retirement plan investors cannot buy Class N shares directly” in the first paragraph under the heading “How Can You Buy Class N Shares?” on page 19:

Class N shares also are offered to rollover IRAs sponsored by the Manager that purchase Class N shares with the proceeds from a distribution from a qualified retirement plan or 403(b) plan sponsored by the Manager.

(continued) -2-
6.	The first sentence of the second paragraph in the section entitled “Distribution and Service Plans for Class B, Class C and Class N Shares” on page 20 is revised to read as follows:

The asset-based sales charge and service fees increase Class B and Class C expenses by up to 1.00% and increase Class N expenses by up to 0.50% of the net assets per year of the respective class.

7.	The third sentence under the caption “OppenheimerFunds Internet Web Site” on page 21 is replaced with the following:

To perform account transactions or to obtain account information online after July 1, 2001, you must first obtain a user I.D. and password on that website.

8. The following is added after the first paragraph under "How to Sell Shares" on page 22:

        Effective September 1, 2001, the Fund will assess a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. The redemption fee is paid to the Fund, and is intended to offset the trading costs, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee will be imposed to the extent that Fund shares redeemed exceed Fund shares that have been held more than 30 days. For shares of the Fund acquired by exchange, the holding period prior to the exchange will not be considered in determining whether to apply the redemption fee.

        The redemption fee will not be imposed on shares: (1) held in retirement plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code or in Section 403(b)(7) custodial plan accounts, (2) redeemed under automatic withdrawal plans or pursuant to automatic re-balancing in OppenheimerFunds Portfolio Builder accounts, or (3) redeemed due to death or disability of the shareholder.

(continued) -3- 9. The following is added as a final bullet point under "Are There Limitations on Exchanges?" on page 26:

o Effective September 1, 2001, the Fund will assess a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging to another Oppenheimer fund) within 30 days of their purchase. Further details are set forth following the first paragraph under “How to Sell Shares” on page 22.

June 15, 2001            PS0330.028